EXHIBIT 99.1

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of CNL Healthcare Properties II, Inc. and Subsidiaries

Opinion on the Financial Statement

We have audited the accompanying statement of assets acquired and liabilities assumed by CHP II Riverview FL Owner, LLC (the “Company”) of SSL Riverview, LLC and The Crossings At Riverview, LLC as of August 31, 2018 as described in Note 1. In our opinion, the statement of assets acquired and liabilities assumed present fairly, in all material respects, the assets acquired and liabilities assumed by CHP II Riverview FL Owner, LLC as of August 31, 2018, discussed in Note 1, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This special purpose financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the statement of assets acquired and liabilities assumed based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion

Our audit included performing procedures to assess the risks of material misstatement of the special purpose financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the special purpose financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the special purpose financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as CNL Healthcare Properties II, Inc.’s auditor since 2016

Orlando, FL

November 13, 2018

CHP II RIVERVIEW FL OWNER, LLC

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

AS OF AUGUST 31, 2018

Assets Acquired
Building and building improvements	$20,499,000
Land and land improvements	1,713,000
Furniture, fixtures and equipment	791,000
In-place resident agreements	1,247,000

$24,250,000

Liabilities Assumed
Accrued real estate taxes payable	$(115,779)

Net Assets Acquired	$24,134,221

See Notes to the Statement of Assets Acquired and Liabilities Assumed

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Organization

SSL Riverview, LLC (“Riverview”) was organized as a Florida limited liability company for the purpose of constructing and owning an assisted living and memory care facility (“Facility”) located in Riverview, Florida. The Facility has a total of 92 units, which includes 62 assisted living and 30 memory care units, and was opened in April 2015 after completing construction. The Crossings at Riverview, LLC (“The Crossings”) was organized as a Delaware limited partnership for the purpose of leasing the Facility from Riverview.

On August 31, 2018, CHP II Riverview FL Owner, LLC, a subsidiary of CNL Healthcare Properties II, Inc. (“Company”) acquired the Facility. Concurrent with the Company’s acquisition of the Facility, The Crossings exercised a purchase option it held under the lease arrangement with Riverview, which terminated the lease and allowed The Crossings to participate alongside Riverview as joint sellers (“Sellers”). Accordingly, the Company acquired the real estate assets and assumed a liability related to real estate taxes payable from Riverview; whereas, the Company acquired certain personal property and in-place resident agreements from The Crossings. The Company paid an aggregate purchase price to the Sellers of approximately $24.1 million.

2.	Summary of Significant Accounting Policies

Basis of Presentation — Separate audited financial statements of Riverview have not been prepared and complete financial statements of the Facility prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have not been maintained. Combined audited financial statements for the Sellers could not be prepared without unreasonable effort and expense. As an alternative, the accompanying statement of assets acquired and liabilities assumed was prepared at the request of the Company for the purpose of providing information needed to comply with the rules and regulations of the Securities and Exchange Commission. The statement of assets acquired and liabilities assumed as of August 31, 2018 was prepared on the basis of the allocation of the Company’s purchase price that will be used to record the acquisition in the Company’s consolidated financial statements pursuant to the accounting policies further described below, which are in accordance with GAAP. This special purpose financial statement is not intended to be a complete presentation of the Facility’s or CHP II Riverview FL Owner, LLC’s assets and liabilities as of August 31, 2018.

Use of Estimates — The preparation of the statement of assets acquired and liabilities assumed in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Allocation of Purchase Price for Real Estate Acquisitions — Upon acquisition of real estate, the Company first determines whether substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets in order to determine whether the acquisition should be accounted for as an asset acquisition. If the substantially all threshold is not met, the Company then determines whether the acquisition meets the definition of a business (i.e. does it include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs).

The Company estimates the fair value of acquired tangible assets (consisting of land and improvements, building and improvements, and furniture, fixtures and equipment), intangible assets (consisting of in-place resident agreements) and liabilities assumed in order to allocate the purchase price. In estimating the fair value of the assets acquired and liabilities assumed, the Company considers information obtained about each property as a result of its due diligence and utilizes various valuation methods, such as estimated cash flow projections using appropriate discount and capitalization rates, estimates of replacement costs net of depreciation and available market information. The fair value of the tangible assets of an acquired leased property is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and building. The depreciation for real estate assets is computed using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 39 years.

The purchase price is allocated to in-place resident agreements based on management’s evaluation of the specific characteristics of the acquired resident agreements. Factors considered include estimates of carrying costs during hypothetical expected lease-up periods, including estimates of lost rental income during the expected lease-up periods, and costs to execute similar leases such as commissions, legal and other related expenses. The amortization for intangible assets is computed using the straight-line method of accounting over the expected unit turnover.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3.	Commitments and Contingencies

Commitments and contingencies include the usual obligations of an assisted living and memory care facility in the normal course of business. In the Company’s opinion, these matters are not expected to have a material adverse effect on the Facility’s financial position and/or operating results at acquisition date.

4.	Subsequent Events

The Company has evaluated subsequent events of the Facility through November 13, 2018, the date these statements of assets acquired and liabilities assumed were available for issuance.

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